UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)  January 6, 2005
                                                       ---------------

                          TNX Television Holdings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-33313                               95-4868287
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       (Commission File Number)           (IRS Employer Identification No.)

1811 Chestnut Street, Suite 120,  Philadelphia, Pennsylvania          19103
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (215) 972-8191
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On January 6, 2005, Norman Fetterman resigned as the Chief Financial Officer of TNX Television Holdings, Inc. (the "Company").

      On January 6, 2005, the appointment of Mark Toogood as the Company's Chief Financial Officer became effective.

      Mark Toogood, 39, joined the Company as Chief Financial Officer and Finance Director of TNCI UK, Ltd., the Company's wholly-owned subsidiary. He has been qualified as a chartered accountant since 1990. Prior to joining the Company, Mr. Toogood worked for Worldspan Services Limited ("Worldspan"), a provider of e-commerce services to the travel industry. Mr. Toogood joined Worldspan in 1991 and during his tenure at Worldspan, Mr. Toogood held various positions. Most recently, since 1999, he served as Vice President of Finance and Commercial for Europe, Middle East, Africa and Asia ("EMEAA"), where he was responsible for negotiating a range of key vendor contracts, general accounting, financial planning and analysis and budgeting for Worldspan. Mr. Toogood holds a Bachelor of Science degree in Economics and Accounting from Cardiff University in Cardiff, Wales. He is a member of the Institute of Directors and the Institute of Chartered Accountants in England and Wales.

      Mr. Toogood shall serve as Chief Financial Officer of the Company and Finance Director of TNCI UK, Ltd., the Company's wholly-owned subsidiary, under which he will devote his full time and energies to the Company. We have agreed to pay Mr. Toogood an annual salary of (pound)105,000 plus bonus in accordance with the Bonus Schedule Scheme as amended from time to time and receive a pension equal to 5% of salary. He received an initial grant of 150,000 options set at fair market value on January 3, 2005, the date upon which Mr. Toogood joined the Company. The options will have a seven year term and vest annually in four equal increments beginning on the one year anniversary of Mr. Toogood's start date and he will participate in the Company's option plan subject to the option scheme rules as amended from time to time. He will have received a notice period of 12 months from us should we wish to terminate his services and he is required to provide us with three months notice should he plan to leave us.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TNX TELEVISION HOLDINGS, INC.

                                       By: /s/ Irwin L. Gross
                                           -------------------------------------
                                       Name: Irwin L. Gross
                                       Title: Chief Executive Officer

Date: January 11, 2005